Boston Trust Investment Management, Inc.

August 1, 2013

Boston Trust Small Cap Fund (BOSOX)	Fund Summary

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information, both dated August 1, 2013, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.btim.com. You also can obtain this information at no cost by calling 1-800-282-8782 x7050; sending an email request to mfinformation@bostontrust.com, or asking any financial advisor, bank or broker-dealer that offers shares of the Fund.

Investment Goals

The Boston Trust Small Cap Fund seeks long-term capital growth through an actively managed portfolio of stocks of small capitalization companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Boston Trust Small Cap Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (load) Imposed on Purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution (Rule 12b-1) Fees	None
Other Expenses:
Recoupment(1)	0.01%
Other Operating Expenses(2)	0.24%
Total Annual Fund Operating Expenses	1.00%

(1)         Under the terms of an expense limitation agreement with the Fund, Boston Trust Investment Management, Inc. (the “Adviser”) may seek recoupment of fees waived and expenses reimbursed within three fiscal years after fees were waived or expenses reimbursed if the Fund is able to make the repayment without exceeding the current limitation on Total Fund Operating Expenses.

(2)         Other Expenses have been restated to reflect current fees.

Example: The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes a $10,000 investment, a 5% annual return, redemption at the end of each period and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Portfolio Turnover: The  Fund  pays  transaction costs, such  as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33.34% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity securities, such as common and preferred stock of domestic small cap companies. “Assets” means net assets, plus the amount of borrowing for investment purposes. Shareholders will be given 60 days’ advance notice of any change to this policy. For these purposes, the Adviser defines small cap issuers as those with market capitalizations within the range encompassed by the Russell 2000 Index at the time of purchase. The size of companies in the Russell 2000 Index may change with market conditions. In addition, changes to the composition of the Russell 2000 Index can change the market capitalization range of the companies included in the index. As of June 30, 2013, the market capitalization range of the Russell 2000 Index was between $23 million and $5.8 billion.

Principal Investment Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions and interest rates and the value of your investment in the Fund will also vary. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Investments in the Fund are not deposits of Boston Trust Investment Management, Inc. (the “Adviser”) or Boston Trust & Investment Management Company and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are the main risks of investing in the Fund.

Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets.

Equity Risk: The value of the equity securities held by the Fund, and thus the value of the Fund’s shares, can fluctuate — at times dramatically.

Small Cap Company Risk: These companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.

www.btim.com	www.waldenassetmgmt.com

Performance

The bar chart and performance table below illustrate the variability of the returns of the Fund, which provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns over time compare with those of a broad measure of market performance. The quoted performance for the Fund reflects the performance of a collective investment fund (the “Collective Fund”) that was previously managed with full investment authority by the parent company of the Fund’s Adviser prior to the establishment of the Fund on December 16, 2005. The assets of the Collective Fund were converted into assets of the Fund upon the establishment of the Fund. The performance of the Collective Fund has been restated to reflect the net expenses (after applicable fee waivers and expense reimbursements) of the Fund for its initial year of investment operations. The Collective Fund was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore not subject to certain investment restrictions imposed by the 1940 Act. If the Collective Fund had been registered under the 1940 Act, its performance may have been adversly affected. Of course, the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.btim.com or by calling 1-800-282- 8782, extension 7050.

Average Total Returns (Years ended December 31)

Best quarter:	Worst quarter:
Q2 2009	Q4 2008
20.53%	(21.72)%

For the period January 1, 2013 through June 30, 2013, the aggregate (non-annualized) total return for the Fund was 11.66%.

Average Annual Total Returns
(as of December 31, 2012)	1 Year	5 Years	10 Years
Boston Trust Small Cap Fund
Before Taxes	12.68%	5.64%	11.25%
After Taxes on Distributions	11.95%	5.00%	N/A
After Taxes on Distributions and Sale of Fund Shares	8.90%	4.67%	N/A
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	16.35%	3.56%	9.72%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”). After-tax returns for the periods prior to December 16, 2005, the time the Fund became a registered investment company, are not required to be presented.

Portfolio Management

Investment Adviser:	Boston Trust Investment Management, Inc.
Portfolio Manager:	Kenneth Scott, CFA, Since 2005

Buying and Selling Fund Shares

Minimum Initial Investment:	$100,000
Minimum Additional Investment:	$1,000

To Place Orders:

Boston Trust Mutual Funds

c/o Boston Trust & Investment Management Company

One Beacon Street, Boston, MA 02108

Transaction Policies

You can buy or sell shares of the Fund on any business day by mail (Boston Trust & Walden Funds, One Beacon Street, Boston, MA 02108), by telephone (1-800-282-8782, ext 7050), or through your investment representative. You can pay for shares by check or wire transfer.

Dividends, Capital Gains and Taxes

The Fund’s distributions are taxable as ordinary income and/or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Such tax deferred arrangements may be taxed later upon withdrawal of monies from these arrangements.

Potential Conflicts of Interest

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary an ongoing fee for providing administrative and related shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.